April 17, 2024 Q1 2024 – Supplemental Information 1 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitation) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control, such as but not limited to adverse events or conditions impacting the financial services industry. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Quarterly Highlights 3

Improve Asset Mix Improve Funding Profile 2 Maintain Robust Liquidity and Capital Net Interest Margin Execution on Near-term Strategic Priorities 4 3 4 1 • Wholesale funding down $1.4 billion • NIDDA up $404 million; improved to 27% of deposits • Non-brokered deposits grew by $644 million; total deposits up $489 million • Paid down FHLB advances by $3.6 billion since Q1’2023 • Resi declined by $152 million • Core C&I and CRE declined by $226 million impacted by seasonality, unexpected paydowns and exits of shared national credits • Net interest margin relatively stable; as expected, decreased marginally to 2.57% from 2.60% • Same day available liquidity $14.8 billion • Available liquidity 156% of uninsured, uncollateralized deposits • CET 1 ratio of 11.6%; TCE/TA increased to 7.3% • AOCI improved by $33 million Manage credit • ACL/Loans increased to 0.90% • Annualized net charge-offs 0.02% • NPAs declined; NPA ratio down to 0.34% from 0.37% 5 Manage Expenses • Includes additional $5.2 million related to FDIC special assessment • Deducting the FDIC special assessment, non-interest expense down marginally from prior quarter 6

Topics of Current Interest Capital • CET1 ratio 11.6% ; TCE/TA 7.3% • AOCI improved $33 million quarter-over-quarter • Book value and tangible book value per share grew to $35.31 and $34.27 Deposits and Funding • Total deposits grew by $489 million • Non-brokered deposits grew by $644 million • Non-interest bearing DDA 27% of total deposits; up $404 million for the quarter • Wholesale funding down by $1.4 billion Asset Quality • Low NPA ratio of 0.34% at March 31; 0.23% excluding guaranteed portion of non-accrual SBA loans • Annualized net charge-off rate of 0.02% High Quality CRE Portfolio • Wtd average DSCR 1.83; wtd average LTV 56.5%; 57% Florida • CRE office wtd average DSCR 1.66; wtd average LTV 65.3%; 59% Florida • CRE office reserve 2.26% at March 31 • Substantially all CRE loans are performing • CRE to total loans 24% • CRE to total risk based capital 166% • CRE ACL is 6X historical lifetime loss rate 1. Tangible book value per share is a non-GAAP financial measure. See section entitled “Non-GAAP Financial Measures” on page 30 5 Net Interest Margin • Net interest margin 2.57% compared to 2.60% for prior quarter • Cost of deposits stabilizing; 3.17% at 3/31/24 compared to 3.18% at 12/31/23; average cost of deposits for Q1 of 3.18%

Highlights from First Quarter Earnings

BankUnited

($ in millions, except per share data)	Q1'24	Q4'23	Q1'23	Change From Q4'23	Change From Q1'23	Key Highlights
Net Interest Income	$215	$217	$228	$(2)	$(13)	
Provision for Credit Losses	$15	$19	$20	$(4)	$(5)	
Total Non-interest Income	$27	$17	$17	$10	$10	
Total Non-interest Expense	$159	$191	$153	$(32)	$6	$5.2 million FDIC special assessment in Q1'24; $35.4 million Q4'23
Net Income	$48	$21	$53	$27	$(5)	
EPS	$0.64	$0.27	$0.70	$0.37	$(0.06)	
Period-end Core C&I and CRE loans	$14,501	$14,727	$14,153	$(226)	$348	
Period-end Loans	$24,226	$24,634	$24,893	$(407)	$(667)	Strategic runoff in residential and equipment/franchise lending
Period-end Non-interest DDA	$7,240	$6,835	$7,367	$404	$(127)	
Period-end Deposits	$27,027	$26,538	$25,723	$489	$1,304	
Loans to Deposits	89.6%	92.8%	96.8%	(3.2)%	(7.2)%	
CET1	11.6%	11.4%	10.8%	0.2%	0.8%	
Total Capital	13.7%	13.4%	12.6%	0.3%	1.1%	
Yield on Loans	5.78%	5.69%	5.10%	0.09%	0.68%	
Yield on Securities	5.59%	5.73%	4.95%	(0.14)%	0.64%	
Cost of Deposits	3.18%	2.96%	2.05%	0.22%	1.13%	
Net Interest Margin	2.57%	2.60%	2.62%	(0.03)%	(0.05)%	
Non-performing Assets to Total Assets(1)	0.34%	0.37%	0.32%	(0.03)%	0.02%	
Allowance for Credit Losses to Total Loans	0.90%	0.82%	0.64%	0.08%	0.26%	
Commercial Allowance for Credit Losses to Total Commercial Loans(3)	1.42%	1.29%	1.00%	0.13%	0.42%	
Net Charge-offs to Average Loans(2)	0.02%	0.09%	0.08%	(0.07)%	(0.06)%	

1. Includes guaranteed portion of non-accrual SBA loans.
2. Annualized for the periods ended March 31, 2024 and 2023.
3. For purposes of this ratio, commercial loans includes the core C&I and CRE sub-segments as well as franchise and equipment finance. Due to their unique risk profiles, MWL and municipal finance are excluded from this ratio.

6

Deposits 7

Deposit Trends ($ in millions) $6,820 $7,347 $4,807 $3,384 $4,268 $5,164 $5,116 $11,262 $10,622 $12,660 $13,369 $13,061 $11,136 $11,123 $1,771 $2,131 $3,020 $3,709 $2,142 $3,403 $3,548 $3,621 $4,295 $7,009 $8,976 $8,038 $6,835 $7,240 $23,474 $24,395 $27,496 $29,438 $27,509 $26,538 $27,027 Non-interest Demand Interest Demand Money Market / Savings Time 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 03/31/24 Quarterly Cost of Deposits 1.52% 1.48% 0.43% 0.19% 1.42% 2.96% 3.18% Non-interest bearing as a % of Total Deposits 15.4% 17.6% 25.5% 30.5% 29.2% 25.8% 26.8% 8 • 62% of deposits commercial or municipal • 65% of deposits insured or collateralized • Diverse deposit book by industry sector; largest sector title solutions at $3.1 billion

Cost of Funds Trend 9 1.42% 0.36% 0.16% 1.92% 3.18% 3.17% 1.75% 0.25% 0.25% 4.50% 5.50% 5.50% Spot APY - Total Deposits Target Federal Funds Rate Upper Bound 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 03/31/24 (1.00)% —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Spot Average Annual Percentage Yield (“APY”) At December 31, 2019 At December 31, 2020 At December 31, 2021 At December 31, 2022 At December 31, 2023 At March 31, 2024 Total non-maturity deposits 1.11% 0.29% 0.14% 1.83% 2.87% 2.85% Total interest-bearing deposits 1.71% 0.48% 0.23% 2.66% 4.20% 4.29% Total deposits 1.42% 0.36% 0.16% 1.92% 3.18% 3.17% Spread Between Fed Funds Upper Bound and Spot APY of Total Deposits

Loans and the Allowance for Credit Losses 10

11 Prudently Underwritten and Well-Diversified Loan Portfolio At March 31, 2024 ($ in millions) Loan Portfolio Over Time $5,661 $6,348 $8,368 $8,901 $8,209 $8,057 $7,493 $6,896 $5,702 $5,700 $5,819 $5,839 $6,718 $6,448 $6,735 $8,305 $8,907 $8,661 $768 $1,259 $1,092 $525 $433 $456 $2,515 $2,915 $1,868 $1,455 $1,266 $1,213$23,155 $23,866 $23,765 $24,886 $24,634 $24,226 Other (1) Mortgage Warehouse Lending C&I CRE Residential 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 03/31/24 1. Includes Pinnacle municipal finance, franchise and equipment finance, and PPP.

High Quality CRE Portfolio At March 31, 2024 ($ in millions) Property Type Balance % of Total CRE FL NY Tri State Other Wtd. Avg. DSCR Wtd. Avg. LTV Office $ 1,791 31% 59% 24% 17% 1.66 65.3 % Warehouse/Industrial 1,287 23% 60% 9% 31% 2.03 51.7 % Multifamily 840 14% 48% 52% — % 1.89 48.1 % Retail 821 14% 52% 31% 17% 1.66 59.5 % Hotel 488 8% 79% 3% 18% 2.12 46.9 % Construction and Land 530 9% 46% 49% 5 % NA NA Other 82 1% 71% 12% 17% 1.76 49.2% $ 5,839 100% 57% 26% 17% 1.83 56.5% 12 Negligible amount of non-performing CRE loans (other than non-accrual SBA guaranteed loans of $12 million) Florida NY Tri State Property Type Wtd. Avg. DSCR Wtd. Avg. LTV Wtd. Avg. DSCR Wtd. Avg. LTV Office 1.68 64.5% 1.61 61.6 % Warehouse/Industrial 2.13 50.0% 1.83 37.2 % Multifamily 2.46 45.3% 1.35 50.8 % Retail 1.82 58.6% 1.38 61.0 % Hotel 2.22 44.7% 2.37 21.4 % Other 1.94 47.3% 1.22 67.3% 1.99 54.7% 1.50 55.4%

Manageable CRE Maturity Risk At March 31, 2024 ($ in millions) Property Type Maturing in the Next 12 Months % Maturing in the Next 12 Months Fixed Rate or Swapped Maturing in the Next 12 Months Fixed Rate to Borrower as a % of Total Portfolio Office $ 342 19% $ 121 7 % Warehouse/Industrial 88 7% 77 6 % Multifamily 106 13% 26 3 % Retail 106 13% 66 8 % Hotel 42 9% 17 4 % Construction and Land 205 39% 4 1 % Other 12 15% 12 15% $ 901 15% $ 323 6% 13 Just 6% of total CRE portfolio fixed and maturing in the next 12 months Property Type 2024 2025 2026 2027 2028 Thereafter Total Office $ 285 $ 399 $ 424 $ 224 $ 145 $ 314 $ 1,791 Warehouse/Industrial 77 165 384 294 145 222 1,287 Multifamily 60 125 164 159 108 224 840 Retail 95 149 231 73 186 87 821 Hotel 42 44 216 31 56 99 488 Construction and Land 183 149 82 43 — 73 530 Other 13 7 27 10 1 24 82 $ 755 $ 1,038 $ 1,528 $ 834 $ 641 $ 1,043 $ 5,839 Maturity Distribution of CRE Loans

CRE Peer Benchmarking 14 35% 35% 24% Peer Median (1) Peer Mean (1) BankUnited, N.A —% 5% 10% 15% 20% 25% 30% 35% 40% 225% 216% 166% —% 50% 100% 150% 200% 250% 1. BKU information as of March 31, 2024 2. CRE peer median information based on December 31, 2023 Call Report data (most recent date available) for banks with total assets between $10 billion and $100 billion CRE / Total Loans CRE / Total Risk Based Capital

CRE Office Portfolio - Additional Information At March 31, 2024 15 • 17% or $309 million of the total office portfolio is medical office • Rent rollover in next 12 months approximately 10% of the total office portfolio; 11% for FL and 6% in NY Tri State • Manhattan portfolio has approximately 96% occupancy and rent rollover in the next 12 months of 4% • Substantially all of the Florida portfolio is suburban 43% 20% 20% 12% 4% 1% Manhattan NY Tri-State Other Long Island Queens Brooklyn Bronx 28% 22%21% 9% 10% 10% Tampa Orlando Boca/Palm Beach Broward Miami-Dade Other NY Tri-State by Sub-Market Florida by Sub-Market

Granular, Diversified Commercial & Industrial Portfolio At March 31, 2024 ($ in millions) Industry Balance(1) % of Portfolio Finance and Insurance $ 1,424 16.4 % Manufacturing 849 9.8 % Educational Services 743 8.6 % Utilities 677 7.8 % Wholesale Trade 663 7.6 % Health Care and Social Assistance 631 7.3 % Information 618 7.1 % Real Estate and Rental and Leasing 466 5.4 % Construction 433 5.0 % Transportation and Warehousing 427 4.9 % Retail Trade 335 3.9 % Professional, Scientific, and Technical Services 253 2.9 % Other Services (except Public Administration) 250 2.9 % Public Administration 245 2.8 % Arts, Entertainment, and Recreation 226 2.6 % Administrative and Support and Waste Management 197 2.3 % Accommodation and Food Services 158 1.8 % Other 67 0.9% $ 8,662 100.0% 161. Includes $1.9 billion of owner-occupied real estate Geographic Distribution Florida 35% New York Tri-State 33% Other 32%

$202.7 $6.4 $(8.6) $(1.0) $(3.4) $21.5 $217.6 Drivers of Change in the ACL - Current Quarter ($ in millions) Risk Rating Migration and Specific Reserves Economic Forecast Net Charge- Offs ACL 03/31/24 ACL 12/31/23 0.90%0.82%% of Total Loans 17 Change in Qualitative Overlay Portfolio and Other • Largest component related to office CRE • Current market adjustment • Scenario weighting • Changes to forward path of forecast • New loans net of pay- downs • Portfolio and Assumption changes

Allocation of the ACL ($ in millions) December 31, 2023 March 31, 2024 Balance % of Loans Balance % of Loans Commerical: Commercial real estate $ 41.3 0.71% $ 61.1 1.05 % Commercial and industrial 142.4 1.60% 140.0 1.62 % Franchise and equipment finance 10.9 2.85% 9.4 2.71 % Total commercial 194.6 1.29% 210.5 1.42 % Pinnacle - municipal finance 0.2 0.03% 0.2 0.03 % Residential and mortgage warehouse lending 7.8 0.09% 6.9 0.08 % Allowance for credit losses $ 202.7 0.82% $ 217.6 0.90 % Asset Quality Ratios December 31, 2023 March 31, 2024 Non-performing loans to total loans(1) 0.52% 0.48 % Non-performing assets to total assets(1) 0.37% 0.34 % Allowance for credit losses to non-performing loans(1) 159.54% 187.92 % Net charge-offs to average loans(2) 0.09% 0.02% 18 1. Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $40.0 million and $41.8 million or 0.16% and 0.17% of total loans and 0.11% and 0.12% of total assets at March 31, 2024 and December 31, 2023, respectively. 2. Annualized for the period ended March 31, 2024. Office Portfolio ACL: 2.26% at March 31, 2024, compared to 1.18% at December 31, 2023.

Asset Quality Metrics 19 Non-Performing Loans to Total Loans Non-Performing Assets to Total Assets Net Charge-offs to Average Loans(1) 0.88% 1.02% 0.87% 0.42% 0.52% 0.48% 0.68% 0.80% 0.68% 0.26% 0.35% 0.32% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 03/31/24 —% 0.25% 0.50% 0.75% 1.00% 1.25% 0.63% 0.71% 0.58% 0.29% 0.37% 0.34% 0.49% 0.56% 0.45% 0.18% 0.25% 0.23% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 03/31/24 —% 0.25% 0.50% 0.75% 1.00% 1.25% 0.05% 0.26% 0.29% 0.22% 0.09% 0.02% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 03/31/24 —% 0.20% 0.40% 0.60% 1. Annualized for the period ended March 31, 2024.

Non-Performing Loans by Portfolio Segment ($ in millions) 20 $205 $244 $206 $105 $127 $116 $19 $29 $29 $21 $21 $18 $24 $60 $30 $65 $43 $58 $22 $34 $30 $35 $45 $33 $13 $24 $23 $46 $51 $46 $40 $42 $40 $16 $16 $10 $9 $6 $5 Non-Guaranteed Portion of SBA Guaranteed Portion of SBA Franchise and Equipment C&I CRE Residential and Other Consumer 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 03/31/24 NPLs Declined This Quarter - Remain Below Pre-Pandemic Levels

Criticized and Classified Loans ($ in millions) 21 Commercial Real Estate(1) Commercial(1)(2) Special Mention Substandard Accruing Substandard Non-accruing and Doubtful 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 03/31/24 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 03/31/24 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 1. Excludes SBA 2. Includes Pinnacle, franchise and equipment finance, and MWL

Criticized and Classified CRE Loans by Property Type ($ in millions) 22 March 31, 2024 $123 $55 $96 $292 $144 $3 $17 Multifamily Hotel Retail Office Construction & Land Other SBA $116 $55 $89 $146 $77 $3 $16 December 31, 2023

Asset Quality - Delinquencies ($ in millions) 23 Commercial(1) CRE 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 03/31/24 $— $20 $40 $60 $80 $100 Residential(2) 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 03/31/24 $— $20 $40 $60 $80 $100 30-59 Days PD 60-89 Days PD 90 Days+ PD 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 03/31/24 $— $20 $40 $60 $80 $100 1. Includes Pinnacle, franchise finance and equipment finance 2. Excludes government insured residential loans

Residential Portfolio Overview At March 31, 2024 24 Residential Loan Product Type FICO Distribution(1) Breakdown by LTV 1. Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically based on valuation at origination Prior 22% 2020 13% 2021 43% 2022 16% 2023 5% 2024 1% >759 76% 720-759 14% <720 or NA 10% Breakdown by Vintage(1) 60% or less 34% 61% - 70% 25% 71% - 80% 40% More than 80% 1% 30 Yr Fixed 32% 15 & 20 Year Fixed 13% 10/1 ARM 12% 5/1 & 7/1 ARM 27% Formerly Covered 1% Govt Insured 15% High quality residential portfolio consists primarily of high FICO, low LTV, prime jumbo mortgages with de-minimis charge-offs since inception as well as government insured loans

Investment Portfolio 25

High Quality, Short-Duration Securities Portfolio ($ in millions) December 31, 2022 December 31, 2023 March 31, 2024 Portfolio Net Unrealized Loss Fair Value Net Unrealized Loss Fair Value Net Unrealized Loss Fair Value US Government and Agency $ (146) $ 2,780 $ (115) $ 2,656 $ (110) $ 2,884 Private label RMBS and CMOs (334) 2,531 (301) 2,296 (294) 2,250 Private label CMBS (121) 2,524 (84) 2,199 (69) 2,122 Single family real estate-backed securities (32) 470 (18) 366 (15) 341 CLOs (30) 1,136 (10) 1,113 (1) 1,077 Other (11) 213 (7) 205 (9) 207 $ (674) $ 9,654 $ (535) $ 8,835 $ (498) $ 8,881 Portfolio Composition US Government and Agency 33% Private label RMBS and CMOs 25% Private label CMBS 24% Single family real estate- backed securities 4% CLOs 12% Other 2% Rating Distribution GOV 32% AAA 58% AA 7% A 2% NR 1% • Unrealized losses continue to decline • No expected credit losses on AFS securities • AFS portfolio duration of 1.85; approximately 69% of the portfolio floating rate • HTM securities total $10 million 26

High Quality, Short-Duration Securities Portfolio At March 31, 2024 Strong credit enhancement levels Private Label RMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 1.2 92.2 17.8 2.2 AA 20.4 34.5 25.3 5.3 A 28.5 30.5 29.2 5.4 Wtd. Avg. 2.4 88.9 18.3 2.4 Private Label CMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 30.3 97.9 44.8 6.1 AA 30.5 74.3 37.8 6.7 A 25.1 51.6 38.0 8.6 Wtd. Avg. 30.1 93.7 43.8 6.3 CLOs Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 41.3 89.3 47.7 10.9 AA 30.8 42.8 35.8 8.4 A 34.0 34.3 34.1 9.7 Wtd. Avg. 39.6 81.0 45.6 10.5 AAA 94% AA 4% A 2% AAA 85% AA 11% A 4% AAA 83% AA 13% A 4% 27

Appendix - Additional Information 28

Ample Liquidity Coverage of Uninsured Deposits ($ in millions) 29 Insured Deposits Total Deposits $ 27,027 Estimated Uninsured Deposits $ 12,777 Less: Collateralized deposits (3,048) Less: Affiliate deposits (286) Adjusted Uninsured Deposits $ 9,443 Estimated Insured and Collateralized Deposits $ 17,584 Insured and Collateralized Deposits to Total Deposits 65 % Available Liquidity(1) $ 14,766 Available Liquidity to Uninsured, Uncollateralized Deposits Ratio 156% 1. Cash + Capacity at FHLB + Capacity at FRB + Unencumbered securities At March 31, 2024

Non-GAAP Financial Measures 30 Tangible book value per common share is a non-GAAP financial measure. Management believes this measure is relevant to understanding the capital position and performance of the Company. Disclosure of this non-GAAP financial measure also provides a meaningful basis for comparison to other financial institutions as it is a metric commonly used in the banking industry. The following table reconciles the non-GAAP financial measurement of tangible book value per common share to the comparable GAAP financial measurement of book value per common share at March 31, 2024 (in thousands except share and per share data): March 31, 2024 Total stockholders’ equity (GAAP) $ 2,640,392 Less: goodwill 77,637 Tangible stockholders’ equity (non-GAAP) $ 2,562,755 Common shares issued and outstanding 74,772,706 Book value per common share (GAAP) $ 35.31 Tangible book value per common share (non-GAAP) $ 34.27